UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2010

EPICOR SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20740	33-0277592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18200 Von Karman Avenue, Suite 1000, Irvine, California		92612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 585-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amended CEO Retention Agreement

On June 21, 2010, Epicor Software Corporation (the “Company”), following approval by the Compensation Committee of its Board of Directors, entered into an amendment (the “Amendment”) to the Management Retention Agreement currently in place with its Chairman and CEO, Mr. L. George Klaus. The Amendment amends the Management Retention Agreement, dated January 19, 2009, between the Company and Mr. Klaus as described in the Form 8-K filed by the Company on February 6, 2009 (the “Retention Agreement”).

Term of Agreement. The Amendment extends the term of the Retention Agreement by one year from the original expiration date of December 31, 2010 to a new expiration date of December 31, 2011.

Performance Based Restricted Stock Grant. The Amendment confirms the grant to Mr. Klaus of two hundred thousand (200,000) shares of performance based restricted Company common stock, granted under the Company’s 2007 Stock Plan (the “Performance Stock Grant”). Restrictions on shares subject to the Performance Stock Grant will lapse during the extended term of the Retention Agreement provided and to the extent that the Company achieves 2011 performance targets under its performance based restricted stock program and subject to Mr. Klaus’s continued service to the Company through December 31, 2011.

Time Based Restricted Stock Grant. Pursuant to the terms of the Amendment, on June 21, 2010, Mr. Klaus received a grant of one hundred and fifty thousand (150,000) shares of time based restricted Company common stock, granted under the Company’s 2007 Stock Plan (the “Time Based Stock Grant”). Restrictions on the Time Based Stock Grant will lapse as to 37,500 shares on each of March 31, June 30, September 30 and December 31, 2011, respectively, subject to Mr. Klaus’s continued service to the Company through each vesting date.

To the extent not expressly amended by the Amendment, the Retention Agreement and each of its original terms and conditions remain in full force and effect.

The foregoing description of the Amendment contained in this Current Report on Form 8-K does not purport to be complete is qualified in its entirety by reference to the Amendment, which is filed hereto as exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description

Ex-10.1	Amendment to Management Retention Agreement dated June 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICOR SOFTWARE CORPORATION (Registrant)

Date: June 23, 2010	By:	/s/ JOHN D. IRELAND
John D. Ireland
Sr. Vice President; General Counsel

EXHIBIT INDEX

The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number

Ex. 10-1	Amendment to Management Retention Agreement dated June 21, 2010